Acquisitions	9 Months Ended
Sep. 30, 2021
Business Combinations [Abstract]
Acquisitions

4. ACQUISITIONS
A) Husky Energy Inc.
i) Summary of the Acquisition
On October 25, 2020, Cenovus announced that it had entered into a definitive agreement to combine with Husky. The transaction was accomplished through the Arrangement pursuant to which Cenovus acquired all the issued and outstanding common shares of Husky in exchange for common shares and common share purchase warrants of Cenovus. In addition, all of the issued and outstanding Husky preferred shares were exchanged for Cenovus preferred shares with substantially identical terms. The Arrangement closed on January 1, 2021.
The Arrangement combines oil sands and heavy oil assets with extensive transportation, storage and logistics and downstream infrastructure, creating opportunities to optimize the margin captured across the heavy oil value chain. The combined company is largely integrated, reducing exposure to Alberta heavy oil price differentials while maintaining exposure to global commodity prices.
The Arrangement was accounted for using the acquisition method pursuant to IFRS 3, “Business Combinations”. Under the acquisition method, assets and liabilities are measured at their estimated fair value on the date of acquisition with the exception of income tax, stock-based compensation, lease liabilities and ROU assets. The total consideration was allocated to the tangible and intangible assets acquired and liabilities assumed.
ii) Purchase Price Allocation
Cenovus acquired all the issued and outstanding Husky common shares in consideration for the issuance of 0.7845 Cenovus common shares plus 0.0651 Cenovus warrants for each Husky common share. Cenovus issued 788.5 million Cenovus common shares with a fair value of $6.1 billion, based on the December 31, 2020, closing share price of $7.75, as reported on the TSX. In addition, 65.4 million common share purchase warrants were issued. Each whole warrant entitles the holder to acquire one Cenovus common share for a period of five years at an exercise price of $6.54 per share. The fair value of the warrants was estimated to be $216 million. Cenovus also acquired all the issued and outstanding Husky preferred shares in exchange for 36.0 million Cenovus first preferred shares with substantially identical terms and a fair value of $519 million. The outstanding Husky stock options were also exchanged for Cenovus replacement stock options. Each replacement stock option entitles the holder to acquire 0.7845 of a Cenovus common share at an exercise price per share of a Husky stock option divided by 0.7845. The fair value of the replacement stock options was estimated to be $9 million.
The preliminary purchase price allocation is based on Management’s best estimate of the assets acquired and liabilities assumed. The Company will finalize the value of net assets acquired by December 31, 2021, and adjustments to initial estimates, including goodwill, may be required. No significant adjustments were made to the preliminary purchase price allocation as at September 30, 2021.
The following table summarizes the details of the consideration and the recognized amounts of assets acquired and liabilities assumed at the date of the acquisition.

As at	January 1, 2021

Consideration
Common Shares	6,111
Preferred Shares	519
Share Purchase Warrants	216
Replacement Stock Options	9
Non-Controlling Interest	11
Total Consideration and Non-Controlling Interest	6,866

Identifiable Assets Acquired and Liabilities Assumed
Cash	735
Restricted Cash	164
Accounts Receivable and Accrued Revenues	1,283
Inventories	1,133
Property, Plant and Equipment	13,661
Right-of-Use Assets	1,132
Long-Term Income Tax Receivable	202
Other Assets	198
Investment in Equity-Accounted Affiliates	457
Deferred Income Tax Assets, Net	942
Accounts Payable and Accrued Liabilities	(2,265)
Income Tax Payable	(100)
Short-Term Borrowings	(40)
Long-Term Debt	(6,602)
Lease Liabilities	(1,441)
Decommissioning Liabilities	(2,560)
Other Liabilities	(745)
Total Identifiable Net Assets	6,154
Goodwill	712
The fair value of trade and other receivables acquired as part of the acquisition was $1.1 billion, with a gross contractual amount of $1.2 billion. As of the acquisition date, the best estimate of the contractual cash flows not expected to be collected was $36 million.
Goodwill was recognized due to the appreciation of Cenovus’s share price at the close of the acquisition and is attributable to the Oil Sands segment where significant operating synergies are expected to be achieved. Goodwill is not deductible for tax purposes.
iii) Integration Costs
Transaction costs from the Arrangement exclude share issuance costs related to common shares, preferred shares and warrants. Integration costs recognized in the Consolidated Statements of Earnings (Loss) include the following:

For the periods ended September 30, 2021	Three Months Ended	Nine Months Ended
Transaction Costs	—	65
Integration Related Costs	29	66
Severance Payments	16	171
	45	302
iv) Revenue and Profit ContributionThe acquired business contributed revenues of $6.7 billion and $15.9 billion, as well as segment income of $656 million and $1.7 billion for the three and nine months ended September 30, 2021, respectively.B) OtherOn September 8, 2021, the Company acquired an additional working interest of 21 percent of the Terra Nova field in Atlantic Canada. Cenovus's working interest in the joint operation is now 34 percent. The total consideration paid was $3 million, net of closing adjustments, and the effective date of the transaction was April 1, 2021. The additional working interest acquired was accounted for as an asset acquisition. Cenovus acquired cash of $78 million and PP&E of $84 million, and assumed decommissioning liabilities of $159 million.